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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                               BV FINANCIAL, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         United States                  0-51014                14-1920944
         -------------                  -------                ----------
(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)         Identification No.)

                7114 North Point Road, Baltimore, Maryland 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.
             ------------

          On April 12, 2006, BV Financial, Inc. (the "Company"), the holding company for Bay-Vanguard Federal Savings Bank issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to 132,250 shares, or 5%, of the Company's common stock. For more information, reference is made to the Company's press release dated April 12, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information: Not applicable

        (c)  Shell Company Transactions: Not Applicable

        (d)  Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated April 12, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BV FINANCIAL, INC.




Date: April 12, 2006                        By: /s/ Edmund T. Leonard
                                                ----------------------------
                                                Edmund T. Leonard
                                                Chairman of the Board and
                                                 Chief Financial Officer